--------------------------------
                        Semiannual Report April 30, 1998
                        --------------------------------

                                   OPPENHEIMER

                                      World
                                    Bond Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Manager

11 Statement of Investments

22 Statement of Assets and Liabilities

24 Statement of Operations

25 Statements of Changes in Net Assets

26 Financial Highlights

28 Notes to Financial Statements

39 Officers and Trustees

40 Information and Services

 Report highlights
--------------------------------------------------------------------------------

o Oppenheimer World Bond Fund converted from a closed-end fund to an open-end fund at the close of business on April 24, 1998.

o Developed bond markets in the U.S. and Europe generally performed well, but the emerging markets declined sharply.

o We are finding compelling values in Latin American bonds, which in our opinion were unfairly punished in the wake of the Asian crisis.

-----------------------------
 Cumulative Total Returns
-----------------------------
For the 6-Month Period
Ended 4/30/98(1)

Class A
 Without         With
 Sales Chg.(2)   Sales Chg.(3)

-----------------------------
 2.87%           2.02%
-----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1). As an open-end fund, the Fund now offers Class B and C shares; however, these share classes have only been available for purchase since 4/27/98, and no performance information for those classes is included in this report.

(2). Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

(3). Class A return includes the current maximum initial sales charge of 4.75%.


                          2 Oppenheimer World Bond Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
World Bond Fund

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

     At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 1998


                          3 Oppenheimer World Bond Fund

 Performance update
--------------------------------------------------------------------------------

-------------------------------
 Avg Annual Total Returns
-------------------------------
For the Periods Ended 3/31/98(1)

Class A

 1 year   5 year
-------------------------------
 15.64%   7.11%
-------------------------------

-------------------------------
 Cumulative Total Return
-------------------------------
For the Period Ended 3/31/98(1)

Class A
 5 year
-------------------------------
 38.68%   $13,868(2)
-------------------------------

-------------------------------
 Standardized Yields(3)
-------------------------------
For the 30 Days Ended 4/30/98

Class A
-------------------------------
 7.49%
-------------------------------

The Fund's performance was negatively impacted by the decline in the Asian markets which occurred in October 1997. Though the Fund had very little exposure to Asia in general at the time, the Fund's investments in Latin America, Eastern Europe, Australia, New Zealand, Russia and other emerging markets were negatively affected by a "spill-over" effect from the Asian crisis. Accordingly, when the Asian crisis erupted at the start of the six-month reporting period, we quickly worked to reduce our emerging-markets exposure. As this area began to recover toward the end of the six-month period, we slowly and selectively rebuilt our emerging-markets position.

Growth of $10,000
Over five years(2)
(without sales charges)


[The following table was originally a mountain graph in the printed materials.]

                         Oppenheimer          Salomon Brothers
                       World Bond Fund        World Government
                        Class A shares           Bond Index
                        --------------           ----------
3/93                       10000.0                10000.0
6/93                       10153.0                10292.1
9/93                       10456.6                10758.1
12/93                      10260.0                10754.2
3/94                       10254.9                10754.6
6/94                       10364.6                10825.4
9/94                       10189.4                10952.1
12/94                      10291.3                11004.5
3/95                       10875.9                12207.7
6/95                       11234.8                12859.6
9/95                       11643.7                12724.6
12/95                      11903.4                13099.8
3/96                       12243.8                12854.6
6/96                       12744.6                12906.9
9/96                       13255.6                13260.2
12/96                      13345.8                13575.6
3/97                       13780.9                13014.1
6/97                       14158.4                13408.6
9/97                       14021.1                13579.4
12/97                      14241.2                13607.2
3/98                       14588.0                13714.1

(1). Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A return includes the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/23/88. As an open-end fund, the Fund now offers Class B and C shares; however, these share classes have only been available for purchase since 4/27/98, and no performance information for those classes is included in this report.


                          4 Oppenheimer World Bond Fund

 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer World Bond Fund is for investors looking for total return from foreign bonds.(4)

Regional Allocation(5)

[The following table was originally a pie chart in the printed materials.]

o United States/
  Canada             39.1%
o Europe             25.4
o Latin America      16.9
o Middle East/Africa  9.0
o Asia                7.3
o Other               2.3

What We Look For

o Income advantages in both the U.S. and foreign markets.
o Diversification to help lower the risks of emerging market volatility and exchange-rate uncertainties of foreign securities by spreading investments across:
   --U.S. government securities
   --Developed country debt
   --Emerging market debt.

Top 10 Country Holdings(5)
 ................................................................................
 United States       39.1%         Ivory Coast                      2.9%
 ................................................................................
 Germany              7.3          Norway                           2.9
 ................................................................................
 Great Britain        4.1          Mexico                           2.7
 ................................................................................
 Brazil               4.1          Korea, Republic of (South)       2.5
 ................................................................................
 Argentina            3.1          Italy                            2.3
 ................................................................................

(2). Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Salomon Brothers World Government Bond Index includes a wide range of foreign government bonds with maturities over 1 year. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.

(3). Standardized yield is based on net investment income for the 30-day period ended 4/30/98. Falling net asset values will tend to artificially raise yields.

(4). The Fund may invest up to 50% of its total assets in below-investment-grade securities, which carry a greater risk of default. The Fund may invest without limit in foreign securities, which are subject to special risks such as currency fluctuations, and political uncertainties.

(5). The Fund's portfolio is subject to change. Percentages are as of April 30, 1998 and are based on total market value of investments.


                          5 Oppenheimer World Bond Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"The Fund had very little exposure to Asia."


How has the Fund performed during the period?

Oppenheimer World Bond Fund's Class A shares provided a cumulative total return, without sales charges, of 2.87% for the six months ended April 30, 1998.(1) We attribute this weak performance primarily to the effects of the Asian crisis, which occurred toward the beginning of the six-month period.

International markets experienced sharp declines after the Asian crisis in late October. What happened?

Although Asian markets sold off sharply between July and November, 1997, the forces underlying the decline had developed slowly over the past five years. During that time, so much investment capital flowed into the region that local businesses began to use the money for speculative purposes, such as building excess industrial capacity and office buildings.

      Unfortunately, the region's economy failed to support these excesses. Sales of Asian goods began to slow in 1997 when a stronger U.S. dollar made the Asia's exports more expensive for consumers in the U.S. and Europe. At the same time, the Japanese yen weakened, making Japan more competitive relative to other Asian exporters. As a result, several countries were forced to devalue their currencies. Many Asian companies, already overextended in the debt markets, incurred severe losses in foreign exchange markets. When investors attempted to take their money out of the region, securities prices plunged.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                          6 Oppenheimer World Bond Fund

[PHOTO]

Portfolio Management
Team (l to r)
Art Steinmetz
David Negri
Ashwin Vasan
(Portfolio Manager)

How did the Asian crisis affect the Fund's investments?

We began to avoid Asian securities more than two years ago because we became wary of the region's speculative use of capital. Consequently, the Fund had very little exposure to Asia in general, and held no securities issued in the nations hit hardest by currency devaluations, such as Thailand and Malaysia.

      However, the Fund's investments in Latin America, Eastern Europe, Australia, New Zealand, Russia and other emerging markets were negatively affected by a "spillover" effect from the Asian crisis. Accordingly, when the Asian crisis erupted at the start of the six-month reporting period, we quickly worked to reduce our emerging-markets exposure. As this area began to recover toward the end of the six-month period, we slowly and selectively rebuilt our emerging-markets position.

How did the U.S. bond markets fare?

The U.S. bond market continued to perform quite well. Although U.S. bond prices fell in the immediate aftermath of the Asian crisis, they quickly rebounded. That's because the Asian crisis helped cool off the rate of U.S. economic growth, which calmed inflation fears and produced lower long-term interest rates. In addition, the Asian crisis caused a "flight to quality," in which international fixed-income investors shifted their investments away from emerging-market debt and into developed-market debt. This shift created a surge in demand for a limited supply of bonds from U.S. issuers, causing their prices to rise.


                          7 Oppenheimer World Bond Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"Slower economic growth in the U.S. and European markets is expected to help keep global inflation pressures at bay..."


Within the U.S. bond market, high-yield corporate bonds have experienced a dramatic rally over the past six months. That's primarily because investors have chased higher yielding securities in a declining interest-rate environment. This demand from investors caused the difference in yields between high-yield corporate bonds and U.S. government securities to narrow to the low end of its range. Consequently, we took profits in many of our high-yield corporate bond positions, reducing our high-yield corporate holdings over the period.

How were the Fund's assets allocated across geographic regions?

As of March 31, 1998, the Fund's assets were allocated 39% to U.S. bonds and 61% to international bonds. Within the portfolio's international component, 23% was developed-market debt and approximately 34% was emerging market debt.

The Fund converted from a closed-end fund to an open-end fund. How will this affect shareholders?

We believe the effect will be positive for shareholders. Prior to conversion, the Fund traded at a discount to its net asset value. At the time of conversion, that discount disappeared and shares traded at their net asset value. Existing shareholders should notice very few changes in the way the Fund is managed. We intend to employ the same investment strategies that have proven successful in the past.


                          8 Oppenheimer World Bond Fund

"...contributing to higher bond prices over the coming months."


What is your outlook for the future?

We are optimistic regarding the global bond markets in 1998, particularly for U.S. investors. Although domestic interest rates have already declined substantially over the past year or so, the U.S. bond market appears to continue to offer higher yields than are available from most comparable European bonds. If domestic economic growth slows and European economic growth accelerates as we expect, yields on long-term U.S. bonds could decline further.

      In addition, we are finding very attractive values in the emerging markets. As more investors realize that non-Asian securities were punished too severely during last fall's sell-off, their prices could rise substantially. We are especially bullish about Latin American debt, because compared to Asian markets, we believe many of Latin America's sovereign issuers have strong banking systems, manageable fiscal deficits and reasonable borrowing requirements in the capital markets.

      To prepare for this environment, we have gradually extended our U.S. bond portfolio's average duration, a measure of sensitivity to changes in interest rates, to maintain current yields for as long as possible and to take advantage of opportunities for capital appreciation. Overall, we intend to continue to manage Oppenheimer World Bond Fund according to the approach that has guided us since the Fund's inception: investing in a diversified portfolio of bonds issued primarily by U.S. and foreign governments in emerging and developed markets. We use intensive analysis to help find fixed-income securities that provide income advantages. In addition, we attempt to manage the risks of global fixed-income investing by diversifying the Fund's assets across a broad array of countries and currencies worldwide. In our view, this approach may continue to provide high income and growth potential for shareholders.


                          9 Oppenheimer World Bond Fund

 Financials
--------------------------------------------------------------------------------


                         10 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  April 30, 1998 (Unaudited)

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
===============================================================================================================
Mortgage-Backed Obligations--20.7%
---------------------------------------------------------------------------------------------------------------
Government Agency--17.0%
---------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--15.8%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Series 1343,
Cl. LA, 8%, 8/15/22                                                               $       229,000  $    248,942
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 26, Cl. B, 6%, 5/25/15(2)                                                        2,403,999     2,335,402
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, C1. B, 6.492%, 7/1/26(3)                                                    1,249,015       341,918
Series 177, C1. B, 6.973%, 7/1/26(3)                                                      888,267       243,163
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates:
11.50%, 1/1/18                                                                             69,666        78,675
13%, 5/1/19                                                                               348,283       413,827
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 5/1/13-5/1/28(4)                                                                 2,400,000     2,397,256
7%, 5/25/27(4)                                                                          1,520,000     1,536,629
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-162, Cl. C, 7%, 10/25/21                                                       350,000       355,029
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                                      108,957       113,518
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Sr. Unsub. Medium-Term Nts.,
6.50%, 7/10/02AUD                                                                          40,000        26,806
                                                                                                    -----------
                                                                                                      8,091,165

---------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--1.2%
Government National Mortgage Assn.:
7.50%, 1/15/26                                                                            456,233       468,848
7.50%, 5/15/24(5)                                                                          54,734        56,299
11%, 10/20/19                                                                             105,986       119,068
                                                                                                    -----------
                                                                                                        644,215


                         11 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
---------------------------------------------------------------------------------------------------------------
Private--3.7%
---------------------------------------------------------------------------------------------------------------
Commercial--2.3%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
Series 1996-MD6, Cl. A5, 7.224%, 11/13/26(6)                                      $       200,000  $    205,344
---------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, C1. X-2, 0.981%, 12/25/20(3)(5)(7)                6,208,300       161,028
---------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
7.306%, 4/18/27(3)                                                                        878,137        65,826
---------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. E, 7.438%, 2/15/28(6)(7)                                553,342       533,456
---------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                     134,639       127,381
---------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1995-C4, Cl. E, 8.70%, 6/25/26(6)(7)                                               100,000       103,094
                                                                                                    -----------
                                                                                                      1,196,129

---------------------------------------------------------------------------------------------------------------
Multi-Family--0.5%
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(8)                                   250,000       234,531
---------------------------------------------------------------------------------------------------------------
Residential--0.9%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
Series 1997-C1, Cl. E, 7.50%, 3/1/11(7)                                                   190,000       199,937
---------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
Series 1997-CHL1, 8.035%, 7/25/06(6)(7)                                                   200,000       210,840
---------------------------------------------------------------------------------------------------------------
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(7)                         50,000        53,125
                                                                                                    -----------
                                                                                                        463,902
                                                                                                    -----------
Total Mortgage-Backed Obligations (Cost $10,477,742)                                                 10,629,942

===============================================================================================================
U.S. Government Obligations--19.3%
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS:
6.253%, 11/15/21(9)                                                                       110,000        26,494
6.09%, 11/15/21(9)                                                                      1,555,000       374,536
6.52%, 8/15/22(9)                                                                       1,000,000       231,756
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 2/15/04                                                                         1,500,000     1,514,532
6.125%, 8/31/98(2)                                                                      2,247,000     2,253,321
6.25%, 2/15/03(10)                                                                        707,000       723,792
6.375%, 8/15/02                                                                         1,481,000     1,519,878
7.50%, 10/31/99                                                                           195,000       200,180
7.75%, 1/31/00(2)                                                                       2,385,000     2,469,221
9.25%, 8/15/98(2)                                                                         600,000       606,751
                                                                                                    -----------
Total U.S. Government Obligations (Cost $9,859,906)                                                   9,920,461


                         12 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
===============================================================================================================
Foreign Government Obligations--45.6%
---------------------------------------------------------------------------------------------------------------
Argentina--3.3%
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
Series I, 3.154%, 4/1/07(6)ARP                                                          2,061,040  $  1,513,894
---------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Series PBA1, 3.154%, 4/1/07(6)ARP                       249,068       172,020
                                                                                                    -----------
                                                                                                      1,685,914

---------------------------------------------------------------------------------------------------------------
Australia--0.8%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04AUD                                  490,000       335,922
---------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 5/14/03AUD                           80,000        57,333
                                                                                                    -----------
                                                                                                        393,255

---------------------------------------------------------------------------------------------------------------
Brazil--3.8%
Brazil (Federal Republic of) Bonds, Series RG, 6.688%, 4/15/12(6)                         785,000       625,056
---------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds, 6.688%, 4/15/12(6)                    980,000       780,325
---------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Multi-Year Discount Facility Agreement
Trust Certificates, Series REGS, 6.563%, 9/15/07(6)(8)                                    614,193       537,419
                                                                                                    -----------
                                                                                                      1,942,800

---------------------------------------------------------------------------------------------------------------
Bulgaria--1.2%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.563%, 7/28/24(6)                         742,000       606,585
---------------------------------------------------------------------------------------------------------------
Canada--1.5%
Canada (Government of) Bonds:
10.25%, 12/1/98CAD                                                                        640,000       461,706
5.50%, 9/1/02CAD                                                                          440,000       311,855
                                                                                                    -----------
                                                                                                        773,561

---------------------------------------------------------------------------------------------------------------
Costa Rica--0.3%
Banco Central Costa Rica Interest Claim Bonds, Series A,
6.57%, 5/21/05(6)                                                                         160,222       155,015
---------------------------------------------------------------------------------------------------------------
Ecuador--1.0%
Ecuador (Republic of) Disc. Bonds, 6.625%, 2/28/25(6)                                     445,000       326,519
---------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Par Bonds, 3.50%, 2/28/25(6)                                        345,000       188,887
                                                                                                    -----------
                                                                                                        515,406

---------------------------------------------------------------------------------------------------------------
Germany--1.7%
Germany (Republic of) Bonds:
8.25%, 9/20/01DEM                                                                         475,000       294,847
Series JA07, Zero Coupon, 4.255%, 1/4/01(2)(9)DEM                                         450,000       223,433
Series JA07, Zero Coupon, 5.027%, 1/4/07(9)DEM                                            255,000        92,934
Series JL07, Zero Coupon, 5.437%, 7/4/07(9)DEM                                            700,000       246,922
                                                                                                    -----------
                                                                                                        858,136


                         13 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
---------------------------------------------------------------------------------------------------------------
Great Britain--4.4%
United Kingdom Treasury Bonds:
8%, 9/25/09GBP                                                                            545,000  $  1,069,853
9%, 10/13/08GBP                                                                           582,000     1,210,298
                                                                                                    -----------
                                                                                                      2,280,151

---------------------------------------------------------------------------------------------------------------
Greece--0.7%
Hellenic Republic Treasury Bonds, 8.80%, 6/19/07GRD                                    99,300,000       330,321
---------------------------------------------------------------------------------------------------------------
Indonesia--0.9%
PT Bank Negara Indonesia Sr. Nts., 7.625%, 2/15/07                                        650,000       468,407
---------------------------------------------------------------------------------------------------------------
Italy--2.6%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
8.50%, 1/1/04ITL                                                                    2,000,000,000     1,321,369
---------------------------------------------------------------------------------------------------------------
Ivory Coast--3.2%
Ivory Coast (Government of) Past Due Interest Bonds:
2%, 3/29/18(11)                                                                         2,280,000     1,003,200
Series F, 1.90%, 3/29/18(11)FRF                                                         9,845,000       658,486
                                                                                                    -----------
                                                                                                      1,661,686

---------------------------------------------------------------------------------------------------------------
Jordan--1.4%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5%, 12/23/23(11)                         690,000       495,075
---------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.875%, 12/23/23(6)                            300,000       243,000
                                                                                                    -----------
                                                                                                        738,075

---------------------------------------------------------------------------------------------------------------
Korea, Republic of (South)--1.1%
Industrial Bank of Korea Unsec. Unsub. Nts., Series 1BR,
2.80%, 7/5/01JPY                                                                       49,700,000       334,769
---------------------------------------------------------------------------------------------------------------
Korea (Republic of) Bonds, 8.875%, 4/15/08                                                240,000       236,032
                                                                                                    -----------
                                                                                                        570,801

---------------------------------------------------------------------------------------------------------------
Mexico--2.5%
Bonos de la Tesoreria de la Federacion, Zero Coupon:
21.456%, 2/11/99(9)MXP                                                                  1,500,000       152,295
20.342%, 3/11/99(9)MXP                                                                  1,500,000       150,270
19.788%, 4/8/99(9)MXP                                                                     662,620        65,484
---------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Debs., 14.50%, 3/31/06GBP                                             100,000       214,016
---------------------------------------------------------------------------------------------------------------
United Mexican States Bonds, 11.375%, 9/15/16                                             610,000       715,225
                                                                                                    -----------
                                                                                                      1,297,290

---------------------------------------------------------------------------------------------------------------
New Zealand--1.1%
New Zealand (Government of) Bonds:
10%, 3/15/02NZD                                                                           720,000       434,370
8%, 11/15/06NZD                                                                           240,000       142,535
                                                                                                    -----------
                                                                                                        576,905


                         14 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
---------------------------------------------------------------------------------------------------------------
Norway--3.2%
Norway (Government of) Bonds:
5.75%, 11/30/04NOK                                                                      9,910,000  $  1,359,589
9.50%, 10/31/02(2)NOK                                                                   1,725,000       270,613
                                                                                                    -----------
                                                                                                      1,630,202

---------------------------------------------------------------------------------------------------------------
Pakistan--0.5%
Pakistan (Republic of) Bonds, 9.856%, 5/30/00(6)                                          240,000       233,550
---------------------------------------------------------------------------------------------------------------
Pakistan (Republic of) Debs., 11.50%, 12/22/99                                             32,000        32,400
                                                                                                    -----------
                                                                                                        265,950

---------------------------------------------------------------------------------------------------------------
Panama--1.4%
Panama (Government of) Bonds, 8.875%, 9/30/27                                             150,000       146,062
---------------------------------------------------------------------------------------------------------------
Panama (Government of) Past Due Interest Debs., 6.563%, 7/17/16(6)                        687,369       572,235
                                                                                                    -----------
                                                                                                        718,297

---------------------------------------------------------------------------------------------------------------
Peru--2.5%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(6)                                                                        1,085,000       676,769
---------------------------------------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts., Zero Coupon, 4.534%, 2/28/16(9)                            1,330,000       595,042
                                                                                                    -----------
                                                                                                      1,271,811

---------------------------------------------------------------------------------------------------------------
Poland--0.4%
Poland (Republic of) Par Bonds, 3%, 10/27/24(11)                                          285,000       183,291
---------------------------------------------------------------------------------------------------------------
Russia--1.3%
Russia (Government of) Debs., Series 19 yr., 6.719%, 12/15/15(2)(6)                       705,000       497,977
---------------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loans Debs., 3.249%, 12/29/49(6)(7)                      300,000       190,125
                                                                                                    -----------
                                                                                                        688,102

---------------------------------------------------------------------------------------------------------------
South Africa--1.2%
South Africa (Republic of) Bonds, Series 150, 12%, 2/28/05ZAR                           3,095,620       592,924
---------------------------------------------------------------------------------------------------------------
Sweden--1.5%
Sweden (Kingdom of) Bonds, Series 1033, 10.25%, 5/5/03(2)SEK                            3,700,000       583,948
---------------------------------------------------------------------------------------------------------------
Sweden (Kingdom of) Bonds, Series 1037, 8%, 8/15/07SEK                                  1,300,000       200,079
                                                                                                    -----------
                                                                                                        784,027

---------------------------------------------------------------------------------------------------------------
Turkey--0.6%
Turkey (Republic of) Treasury Bills, Zero Coupon, 98.357%,
 9/2/98(9)TRL                                                                     106,500,000,000       329,783
---------------------------------------------------------------------------------------------------------------
Venezuela--1.5%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                             423,000       373,299
---------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Discount Bonds, Series W-B, 6.75%, 3/31/20                        250,000       220,000
---------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., Series REGS,
9.125%, 6/18/07                                                                           200,000       197,000
                                                                                                    -----------
                                                                                                        790,299
                                                                                                    -----------
Total Foreign Government Obligations (Cost $23,322,199)                                              23,430,363


                         15 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
===============================================================================================================
Loan Participations--4.0%
---------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation:
Tranche 1, 6.688%, 9/4/06(6)                                                      $       640,181  $    505,344
Tranche A, 7.375%, 3/4/00(6)                                                              313,454       297,096
---------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(7)JPY                       63,600,000       462,692
---------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche A, 6.50%, 10/16/00(6)(7)                                                           72,916        71,185
---------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement:
Tranche A, 2.418%, 1/1/09(6)JPY                                                        41,250,000       270,046
Tranche B, 6.656%, 1/1/04(6)(7)                                                            70,588        65,074
---------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement,
Tranche A, 1.807%, 9/30/00(6)(7)JPY                                                    57,326,833       403,496
                                                                                                    -----------
Total Loan Participations (Cost $2,142,921)                                                           2,074,933

===============================================================================================================
Corporate Bonds and Notes--15.4%
---------------------------------------------------------------------------------------------------------------
Energy--0.6%
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(7)                                  100,000       102,500
---------------------------------------------------------------------------------------------------------------
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                                         200,000       192,396
                                                                                                    -----------
                                                                                                        294,896

---------------------------------------------------------------------------------------------------------------
Financial--11.2%
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(7)(12)IDR                     850,000,000        26,397
---------------------------------------------------------------------------------------------------------------
Export-Import Bank of Japan, 4.375% Unsec. Nts., 10/1/03JPY                            52,000,000       457,258
---------------------------------------------------------------------------------------------------------------
Hypothekenbank in Essen AG:
4.50% Sec. Nts., Series 478, 5/2/03DEM                                                  2,090,000     1,147,435
5.75% Sec. Nts., Series 447, 10/2/03DEM                                                 2,580,000     1,495,238
---------------------------------------------------------------------------------------------------------------
Indah Kiat Finance Mauritius Ltd., 10% Sr. Gtd. Nts., 7/1/07                              290,000       238,902
---------------------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 6.75% Gtd. Bank Nts.,
6/20/05DEM                                                                                900,000       552,314
---------------------------------------------------------------------------------------------------------------
Morgan (J.P.), Turkish Lira Certificates of Deposit, 81%,
5/6/98(7)TRL                                                                      186,671,028,650       746,621
---------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts.,
3/29/04(8)(13)                                                                            185,000        92,962
---------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
Zero Coupon Nts., Series 2, 7/15/98(7)(12)IDR                                         492,900,000        12,246
Zero Coupon Promissory Nts., 3/16/99(7)(12)IDR                                      1,000,000,000        31,056
Zero Coupon Promissory Nts., 7/14/98(7)(12)                                                50,000        17,500
---------------------------------------------------------------------------------------------------------------
Republic National Bank of New York (Cayman Islands Branch),
9.65% Debs., 5/1/03(7)                                                                    300,000       300,000
---------------------------------------------------------------------------------------------------------------
Snap Ltd., 11.50% Sec. Bonds, 1/29/09DEM                                                  889,166       539,472
---------------------------------------------------------------------------------------------------------------
Tjiwi Kimia Finance Mauritius Ltd., 10% Gtd. Nts., 8/1/04                                 100,000        82,125
                                                                                                    -----------
                                                                                                      5,739,526


                         16 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Face             Market Value
                                                                                  Amount(1)        See Note 1
---------------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.0%
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(13)            $         2,000    $       --
---------------------------------------------------------------------------------------------------------------
Housing--0.2%
Internacional de Ceramica SA, 9.75% Gtd. Unsec. Unsub. Nts., 8/1/02(8)                     90,000        86,625
---------------------------------------------------------------------------------------------------------------
Media/Entertainment-Telecommunications--0.4%
Netia Holdings BV, 0%/11% Gtd. Sr. Disc. Nts., 11/1/07(14)DEM                             200,000        80,245
---------------------------------------------------------------------------------------------------------------
NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series REGS, 4/1/08GBP                            65,000       108,408
                                                                                                    -----------
                                                                                                        188,653

---------------------------------------------------------------------------------------------------------------
Media/Entertainment-Wireless Communications--0.2%
Cellular Communications International, Inc., 0%/9.50% Bonds,
4/1/05(8)(14)XEU                                                                          150,000       114,790
---------------------------------------------------------------------------------------------------------------
Retail--0.0%
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(7)                                     25,000        26,187
---------------------------------------------------------------------------------------------------------------
Transportation--2.8%
Red Nacional de los Ferrocarriles Expanoles, 5.825% Gtd. Nts.,
11/19/98(6)                                                                               930,000       929,581
---------------------------------------------------------------------------------------------------------------
Road King Infrastructure Finance (1997) Ltd., 9.50% Gtd. Unsec
Unsub. Bonds, 7/15/07(7)                                                                  400,000       324,360
---------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(7)                           242,602       187,714
                                                                                                    -----------
                                                                                                      1,441,655
                                                                                                    -----------
Total Corporate Bonds and Notes (Cost $8,693,931)                                                     7,892,332

                                                                                      Shares
===============================================================================================================
Preferred Stocks--0.0%
---------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 7.50% Preferred Stock, Series A (Cost $9,900)(7)(15)                  10,250        10,352

===============================================================================================================
Common Stocks--0.1%
---------------------------------------------------------------------------------------------------------------
Air New Zealand Ltd., Cl. B                                                                24,000        34,006
---------------------------------------------------------------------------------------------------------------
Optel, Inc.(7)(16)                                                                             45            --
                                                                                                    -----------
Total Common Stocks (Cost $65,398)                                                                       34,006


                         17 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                    Units          See Note 1
===============================================================================================================
Rights, Warrants and Certificates--0.1%
---------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(7)                                                 500  $          5
---------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99                                          3,538            --
---------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(7)                                100         3,762
---------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(7)                                                                                  325             3
Exp. 9/04(7)                                                                                  350           744
---------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(7)                                                   495        10,952
---------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(7)                                         100         2,612
---------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(7)                                                 50           663
---------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(7)                                                 172         2,666
---------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/05(7)                                                       640         6,400
---------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/20                       1,785            --
                                                                                                    -----------
Total Rights, Warrants and Certificates (Cost $17,968)                                                   27,807

                                                                                    Face
                                                                                    Amount(1)
===============================================================================================================
Structured Instruments--6.2%
---------------------------------------------------------------------------------------------------------------
Citicorp, Indonesian Treasury Bill Linked Nts., Zero Coupon,
46%, 5/27/98(7)(9)                                                                $       150,000       144,110
---------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Korean Development Bank,
U.S. Dollar/Korean Won Linked Nts., Zero Coupon, 17.746%, 2/26/99(9)                       88,888        76,680
---------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP:
Korean Won/Japanese Yen Linked Nts., 5.50%, 4/22/99                                       300,000       312,300
Taiwanese Dollar Linked Nts., 5.75%, 6/12/98                                              150,000       155,400
---------------------------------------------------------------------------------------------------------------
Korea Development Bank Industrial Finance Bonds Linked Nts.,
Zero Coupon, 3/5/99(7)                                                                    150,000       151,500
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Chilean Peso/Japanese Yen Linked Nts., 17.50%, 7/28/98                                    100,000       100,000
Chilean Peso/Japanese Yen Linked Nts., 18%, 7/28/98                                        75,000        75,000
Greek Drachma/Swiss Franc Linked Nts., 22%, 3/31/99                                       300,000       307,890
Greek Drachma/Swiss Franc Linked Nts., Zero Coupon, 4/23/99                               300,000       299,160
Thailand Baht/Japanese Yen Linked Nts., 22%, 6/29/98                                      300,000       300,000
---------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., Korean Development Bank,
Korean Currency Indexed Credit Linked Unsec. Nts.,
Zero Coupon, 18.081%, 3/29/99(9)                                                           90,000        90,666
---------------------------------------------------------------------------------------------------------------
Salomon, Inc., Korean Development Bank Linked Nts.,
Zero Coupon, 19.024%, Series 2, 3/29/99(9)                                                200,000       200,840
---------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.379%, 4/28/02 (representing a basket of reference loans and a total return swap between
Chase Manhattan Bank and the Trust)(6)(7)                                                 500,000       545,917
---------------------------------------------------------------------------------------------------------------
Standard Chartered Bank:
Philippines Peso/Japanese Yen Linked Nts., 20%, 8/4/98(4)                                 140,000       140,000
U.S. Dollar/Chinese Yuan Linked Nts., 9.50%, 6/12/98                                      300,000       300,420
                                                                                                    -----------
Total Structured Instruments (Cost $3,083,669)                                                        3,199,883


                         18 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                        Market Value
                                                Date      Strike        Contracts       See Note 1
====================================================================================================
Call Options Purchased--0.1%
----------------------------------------------------------------------------------------------------
Canadian Dollar Call Opt                        5/98      1.43CAD         245,000       $   911
----------------------------------------------------------------------------------------------------
Canadian Dollar Call Opt                        5/98      1.44CAD         215,000         1,320
German Mark/Czech Koruna Call Opt               7/98     21.87DEM/CZK   1,059,000           209
German Mark/Japanese Yen Call Opt              10/98        72DEM/JPY   1,110,000        23,631
U.S. Treasury Bonds, 5.50%, 2/15/08 Call Opt    5/98   100.297%               500           176
U.S. Treasury Bonds, 5.50%, 2/15/08 Call Opt    5/98   100.859%               500            39
                                                                                    -----------
Total Call Options Purchased (Cost $29,733)                                              26,286

====================================================================================================
Put Options Purchased--0.1%
----------------------------------------------------------------------------------------------------
Brazilian Real Put Opt.                         4/99     1.285BRR         600,000        30,180
----------------------------------------------------------------------------------------------------
British Pound Sterling/German Mark Put Opt.     5/98     3.007GBP/DEM     430,000         6,532
Japanese Yen Put Opt.                           9/98       136JPY      77,000,000         8,482
----------------------------------------------------------------------------------------------------
Total Put Options Purchased (Cost $35,752)                                               45,194

----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $57,739,119)                             111.6%    57,291,559
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                      (11.6)    (5,956,355)
                                                                           -----    -----------
Net Assets                                                                 100.0%   $51,335,204
                                                                           =====    ===========

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                                Market Value     Percent
--------------------------------------------------------------------------------
United States                                          $21,618,322         37.8%
--------------------------------------------------------------------------------
Germany                                                  4,053,122          7.1
--------------------------------------------------------------------------------
Great Britain                                            2,280,151          4.0
--------------------------------------------------------------------------------
Brazil                                                   2,242,801          3.9
--------------------------------------------------------------------------------
Argentina                                                1,685,914          2.9
--------------------------------------------------------------------------------
Ivory Coast                                              1,661,686          2.9
--------------------------------------------------------------------------------
Norway                                                   1,630,201          2.8
--------------------------------------------------------------------------------
Mexico                                                   1,571,628          2.7
--------------------------------------------------------------------------------
Korea, Republic of (South)                               1,402,787          2.4
--------------------------------------------------------------------------------
Italy                                                    1,321,369          2.3
--------------------------------------------------------------------------------
Peru                                                     1,271,811          2.2
--------------------------------------------------------------------------------
Algeria                                                  1,265,132          2.2
--------------------------------------------------------------------------------
Indonesia                                                1,113,705          1.9
--------------------------------------------------------------------------------
Turkey                                                   1,076,403          1.9
--------------------------------------------------------------------------------
Greece                                                     937,371          1.6
--------------------------------------------------------------------------------
Spain                                                      929,582          1.6
--------------------------------------------------------------------------------
Morocco                                                    874,592          1.5
--------------------------------------------------------------------------------
Venezuela                                                  790,298          1.4
--------------------------------------------------------------------------------


                         19 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments by country of issue (continued):

Country                                                  Market Value   Percent
--------------------------------------------------------------------------------
Sweden                                                   $   784,028        1.4%
--------------------------------------------------------------------------------
Canada                                                       776,174        1.4
--------------------------------------------------------------------------------
Jordan                                                       738,075        1.3
--------------------------------------------------------------------------------
Panama                                                       718,298        1.3
--------------------------------------------------------------------------------
Russia                                                       688,102        1.2
--------------------------------------------------------------------------------
New Zealand                                                  610,911        1.1
--------------------------------------------------------------------------------
Bulgaria                                                     606,585        1.1
--------------------------------------------------------------------------------
South Africa                                                 592,924        1.0
--------------------------------------------------------------------------------
Ecuador                                                      515,406        0.9
--------------------------------------------------------------------------------
Japan                                                        457,258        0.8
--------------------------------------------------------------------------------
Australia                                                    420,061        0.7
--------------------------------------------------------------------------------
Trinidad & Tobago                                            403,496        0.7
--------------------------------------------------------------------------------
Hong Kong                                                    324,360        0.6
--------------------------------------------------------------------------------
China                                                        300,420        0.5
--------------------------------------------------------------------------------
Thailand                                                     300,000        0.5
--------------------------------------------------------------------------------
Chile                                                        277,500        0.5
--------------------------------------------------------------------------------
Pakistan                                                     265,950        0.5
--------------------------------------------------------------------------------
Poland                                                       263,536        0.5
--------------------------------------------------------------------------------
Taiwan                                                       155,400        0.3
--------------------------------------------------------------------------------
Costa Rica                                                   155,015        0.3
--------------------------------------------------------------------------------
Philippines                                                  140,000        0.2
--------------------------------------------------------------------------------
Jamaica                                                       71,185        0.1
                                                         -----------      -----
Total                                                    $57,291,559      100.0%
                                                         ===========      =====

(1). Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP --Argentine Peso             ITL --Italian Lira
AUD --Australian Dollar          JPY --Japanese Yen
BRR --Brazilian Real             MXP --Mexican Peso
CAD --Canadian Dollar            NOK --Norwegian Krone
CZK --Czech Koruna               NZD --New Zealand Dollar
DEM --German Mark                SEK --Swedish Krona
FRF --French Franc               TRL --Turkish Lira
GBP --British Pound Sterling     XEU --European Currency Units
GRD --Greek Drachma              ZAR --South African Rand
IDR --Indonesian Rupiah


                         20 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(2). A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                             Contracts            Expiration  Exercise         Premium   Market Value
                             Subject to Call/Put  Date        Price           Received   See Note 1
-----------------------------------------------------------------------------------------------------
Brazilian Real Call Opt            600,000         4/6/99      1.218BRR       $  6,600      $ 1,170
Brazilian Real Put Opt             600,000         4/6/99      1.414BRR         13,680       22,740
British Pound Sterling/German
Mark Call Opt                      430,000        5/18/98      3.080GBP/DEM      3,197          400
Canadian Dollar Call Opt           215,000        5/18/98      1.410CAD            122           68
Canadian Dollar Put Opt            245,000        5/28/98      1.441CAD            638          422
German Mark Put Opt              1,110,000        10/2/98      1.850DEM          9,120        2,507
German Mark/Japanese Yen
Put Opt                          1,110,000        10/2/98     69.500DEM/JPY     14,968        8,275
Japanese Yen Call Opt           76,985,000        9/28/98    130.000JPY         33,458       18,939
Japanese Yen Put Opt            76,985,000        9/28/98    130.000JPY         13,738       19,708
Mexican Peso Call Opt              300,000        7/22/98       8.741MXP         5,595        5,216
Russian Ruble Put Opt                  420        6/24/98      66.000RUR         7,770        4,998
                                                                              --------      -------
                                                                              $108,886      $84,443
                                                                              ========      =======

(3). Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

(4). When-issued security to be delivered and settled after April 30, 1998.

(5). A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

(6). Represents the current interest rate for a variable rate security.

(7). Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

(8). Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,066,327 or 2.08% of the Fund's net assets as of April 30, 1998.

(9). For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

(10). Securities with an aggregate market value of $143,225 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

(11). Represents the current interest rate for an increasing rate security.

(12). Issuer is in default.

(13). Non-income producing--issuer is in default of interest payment.

(14). Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(15). Interest or dividend is paid-in-kind.

(16). Non-income producing security.

See accompanying Notes to Financial Statements.


                         21 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $57,739,119)--see accompanying
statement                                                          $ 57,291,559
-------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                               34,271
-------------------------------------------------------------------------------
Receivables:
Investments sold                                                      2,916,617
Interest                                                                927,158
Daily variation on futures contracts--Note 6                             73,250
Shares of beneficial interest sold                                       48,835
Closed forward foreign currency exchange contracts                        7,578
-------------------------------------------------------------------------------
Other                                                                    18,719
                                                                   ------------
Total assets                                                         61,317,987

===============================================================================
Liabilities
Bank overdraft                                                        2,424,813
-------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                               27,849
-------------------------------------------------------------------------------
Options written, at value (premiums received $108,886)--
see accompanying statement--Note 7                                       84,443
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $4,063,875 purchased on a
when-issued basis)--Note 1                                            5,890,230
Shares of beneficial interest redeemed                                1,344,861
Trustees' fees--Note 1                                                   54,917
Daily variation on futures contracts--Note 6                             44,385
Dividends                                                                39,933
Closed forward foreign currency exchange contracts                       26,721
Management and administrative fees                                        8,002
Transfer agent and accounting services fees                               2,662
Distribution and service plan fees                                        1,073
Other                                                                    32,894
                                                                   ------------
Total liabilities                                                     9,982,783

===============================================================================
Net Assets                                                         $ 51,335,204
                                                                   ============

===============================================================================
Composition of Net Assets
Par value of shares of beneficial interest                         $     62,841
-------------------------------------------------------------------------------
Additional paid-in capital                                           56,976,467
-------------------------------------------------------------------------------
Overdistributed net investment income                                  (181,490)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                (5,144,905)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments and
translation of assets and liabilities
denominated in foreign currencies                                      (377,709)
                                                                   ------------
Net assets                                                         $ 51,335,204
                                                                   ============


                         22 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $51,333,194 and 6,283,817 shares of beneficial interest outstanding) $8.17 Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                $8.58

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $1,005 and 123 shares of beneficial interest outstanding)        $8.17

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $1,005 and 123 shares of beneficial interest outstanding)        $8.17

See accompanying Notes to Financial Statements.


                         23 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest (net of foreign withholding taxes of $64,227)              $ 2,367,293
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $187)                      1,113
                                                                    -----------
Total income                                                          2,368,406

===============================================================================
Expenses
Management fees--Note 4                                                 175,747
-------------------------------------------------------------------------------
Administrative fees--Note 4                                              52,776
-------------------------------------------------------------------------------
Shareholder reports                                                      35,672
-------------------------------------------------------------------------------
Custodian fees and expenses                                              35,030
-------------------------------------------------------------------------------
Legal and auditing fees                                                  26,871
-------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      26,283
-------------------------------------------------------------------------------
Registration and filing fees                                              8,854
-------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                       3,009
-------------------------------------------------------------------------------
Insurance expenses                                                        2,691
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4                                1,073
-------------------------------------------------------------------------------
Other                                                                     1,493
                                                                    -----------
Total expenses                                                          369,499

===============================================================================
Net Investment Income                                                 1,998,907

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                            (123,241)
Closing of futures contracts                                             (4,332)
Closing and expiration of options written                                87,739
                                                                    -----------
Net realized loss                                                       (39,834)
-------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                             (27,128)
Translation of assets and liabilities denominated in
foreign currencies                                                     (413,599)
                                                                    -----------
Net change                                                             (440,727)
                                                                    -----------
Net realized and unrealized loss                                       (480,561)

===============================================================================
Net Increase in Net Assets Resulting from Operations                $ 1,518,346
                                                                    ===========

See accompanying Notes to Financial Statements.


                         24 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           Six Months Ended  Year Ended
                                                                           April 30, 1998    October 31,
                                                                           (Unaudited)       1997
=========================================================================================================
Operations
Net investment income                                                      $  1,998,907      $  4,787,360
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                        (39,834)        1,085,931
Net change in unrealized appreciation or depreciation                          (440,727)       (1,609,166)
                                                                           ------------      ------------
Net increase in net assets resulting from operations                          1,518,346         4,264,125

=========================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                      (2,263,145)       (4,445,641)
Class B                                                                              (1)               --
Class C                                                                              (1)               --

=========================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                      (2,702,915)               --
Class B                                                                           1,000                --
Class C                                                                           1,000                --

=========================================================================================================
Net Assets
Total decrease                                                               (3,445,716)         (181,516)
---------------------------------------------------------------------------------------------------------
Beginning of period                                                          54,780,920        54,962,436
                                                                           ------------      ------------
End of period [including undistributed (overdistributed)
net investment income of $(181,490) and $82,750, respectively]             $ 51,335,204      $ 54,780,920
                                                                           ============      ============

See accompanying Notes to Financial Statements.


                         25 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                  Class A
                                                  -------------------------------------
                                                  Six Months
                                                  Ended
                                                  April 30,
                                                  1998           Year Ended October 31,
                                                  (Unaudited)    1997          1996
=======================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $8.28         $8.31         $7.91
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .30           .72           .73
Net realized and unrealized gain (loss)               (.07)         (.08)          .34
                                                   -------       -------       -------
Total income from investment operations                .23           .64          1.07
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.34)         (.67)         (.67)
Tax return of capital distribution                      --            --            --
                                                   -------       -------       -------
Total dividends and distributions to shareholders     (.34)         (.67)         (.67)
                                                   -------       -------       -------
Net asset value, end of period                       $8.17         $8.28         $8.31
                                                   =======       =======       =======
Market value, end of period                            N/A         $8.06         $7.50

=======================================================================================
Total Return, at Net Asset Value(2)                   2.87%         7.94%        14.14%

=======================================================================================
Total Return, at Market Value(3)                       N/A         16.42%        16.40%

=======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $51,333       $54,781       $54,962
---------------------------------------------------------------------------------------
Average net assets (in thousands)                  $54,125       $55,339       $53,309
---------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 7.45%(5)      8.65%         9.04%
Expenses                                              1.38%(5)      1.20%(6)      1.28%
---------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           175.4%        289.2%        260.8%

(1). For the period from April 27, 1998 (inception of offering) to April 30,
1998.

(2). Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on the market value.

(3). Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.


                         26 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Class B         Class C
                                                  -----------------------------  --------------  ------------
                                                                                 Period          Period
                                                                                 Ended           Ended
                                                                                 April 30,       April 30,
                                                                                 1998            1998
                                                  1995       1994       1993     (Unaudited)(1)  (Unaudited)(1)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $7.93      $8.54      $8.55      $8.15            $8.15
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .71        .69        .82         --               --
Net realized and unrealized gain (loss)              (.05)      (.61)        --        .03              .03
                                                  -------    -------    -------      -----            -----
Total income from investment operations               .66        .08        .82        .03              .03
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.68)      (.68)      (.75)      (.01)            (.01)
Tax return of capital distribution                     --       (.01)      (.08)        --               --
                                                  -------    -------    -------      -----            -----
Total dividends and distributions to shareholders    (.68)      (.69)      (.83)      (.01)            (.01)
                                                  -------    -------    -------      -----            -----
Net asset value, end of period                      $7.91      $7.93      $8.54      $8.17            $8.17
                                                  =======    =======    =======      =====            =====
Market value, end of period                         $7.00      $7.00      $8.00        N/A              N/A

============================================================================================================
Total Return, at Net Asset Value(2)                  8.81%      0.98%     10.08%      0.30%            0.30%

============================================================================================================
Total Return, at Market Value(3)                     9.09%     (4.84)%     2.22%       N/A              N/A

============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $52,340    $52,439    $56,526         $1               $1
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $51,207    $54,380    $55,877         $1               $1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                9.20%      8.90%      9.59%      4.49%(4)(5)      4.49%(4)(5)
Expenses                                             1.24%      1.24%      1.22%      3.03%(4)(5)      3.03%(4)(5)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          344.2%     315.5%     112.5%     175.4%           175.4%

(4). This information may not be representative of future ratios.

(5). Annualized.

(6). The expense ratio reflects the effect of expenses paid indirectly by the Fund.

(7). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended April 30, 1998 were $84,452,422 and $96,544,240, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                         27 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer World Bond Fund (the Fund) was initially registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Effective April 27, 1998, the Fund began operating as an open-end fund. The Fund's investment objective is to seek high current income consistent with preservation of capital through investments in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                         28 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Structured Notes. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended April 30, 1998, the market value of these securities comprised an average of 5.27% of the Fund's net assets, and resulted in realized and unrealized losses of $164,020.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of April 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $4,063,875.

          In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At April 30, 1998, securities with an aggregate market value of $180,161, representing 0.35% of the Fund's net assets, were in default.


                         29 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

          The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $5,093,000, which expires between 2001 and 2003.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 1998, a provision of $16,470 was made for the Fund's projected benefit obligations and payments of $3,017 were made to retired trustees, resulting in an accumulated liability of $54,031 at April 30, 1998.

          The Board of Trustees has adopted a Deferred Compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                         30 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year that the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         31 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. There were no transactions in shares of beneficial interest for the year ended October 31, 1997. Transactions in shares of beneficial interest for the six months ended April 30, 1998 were as follows:

                                                      Shares        Amount
-------------------------------------------------------------------------------
Class A:
Sold                                                    6,000          $158,819
Redeemed                                             (337,688)       (2,861,734)
                                                     --------       -----------
Net decrease                                         (331,688)      $(2,702,915)
                                                     ========       ===========

-------------------------------------------------------------------------------
Class B:
Sold                                                      123            $1,000
Redeemed                                                   --                --
                                                     --------       -----------
Net increase                                              123            $1,000
                                                     ========       ===========

-------------------------------------------------------------------------------
Class C:
Sold                                                      123            $1,000
Redeemed                                                   --                --
                                                     --------       -----------
Net increase                                              123            $1,000
                                                     ========       ===========

================================================================================
3. Unrealized Gains and Losses on Investments

At April 30, 1998 net unrealized depreciation on investments and written options of $423,117 was composed of gross appreciation of $1,037,266, and gross depreciation of $1,460,383.


                         32 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management and Administrative Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. Prior to April 27, 1998, when the Fund was still organized as a closed-end investment company, management fees were paid to the Manager at an annual fee of 0.65% on the Fund's average annual net assets.

          Mitchell Hutchins Asset Management Inc. served as the Fund's Administrator until April 24, 1998. The Fund paid the Administrator an annual fee of 0.20% of the Fund's average annual net assets.

          The Manager acts as the accounting agent for the Fund at an annual fee of $18,000, plus out-of-pocket costs and expenses reasonably incurred.

          Effective April 27, 1998, OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies. Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, was the transfer agent and registrar for the Fund until April 27, 1998. Fees paid to SFSI were based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

          The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated.


                         33 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

          Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

          Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

          Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At April 30, 1998, the Fund had outstanding forward contracts as follows:

                           Expiration  Contract       Valuation as of   Unrealized     Unrealized
                           Dates       Amount (000s)  April 30, 1998    Appreciation   Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------

Finnish Markka (FIM)       6/4/98      1,857FIM       $  341,575        $    --        $   317
German Mark (DEM)          7/9/98-
                           7/17/98     1,090DEM          610,014          7,003            224
                                                                        -------        -------
                                                                          7,003            541
                                                                        -------        -------

Contracts to Sell
-----------------

Australian Dollar (AUD)    5/18/98       245AUD          159,110          5,000             --
Czech Koruna (CZK)         7/9/98-
                           7/17/98    20,918CZK          621,542             --         18,307
Japanese Yen (JPY)         5/13/98     1,350JPY           10,216            110             --
Malaysian Ringgit (MYR)    8/28/98-
                           9/14/98     1,340MYR          350,137            894          9,001
New Zealand Dollar (NZD)   5/29/98-
                           6/23/98     1,015NZD          561,851          6,009             --
Swiss Franc (CHF)          5/26/98-
                           6/4/98      2,080CHF        1,392,435         15,255             --
                                                                        -------        -------
                                                                         27,268         27,308
                                                                        -------        -------
Total Unrealized Appreciation and Depreciation                          $34,271        $27,849
                                                                        =======        =======


                         34 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

          The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

          Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At April 30, 1998, the Fund had outstanding futures contracts as follows:

                                                                       Unrealized
                              Expiration  Number of   Valuation as of  Appreciation
                              Date        Contracts   April 30, 1998   (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------

Japanese Currency             6/15/98     13          $1,229,638            $  1,950
U.S. Treasury Bonds, 30 yr.   6/19/98     42           5,049,188              50,875
U.S. Treasury Nts., 10 yr.    6/19/98     11           1,235,438               5,188
                                                                            --------
                                                                              58,013
                                                                            --------

Contracts to Sell
-----------------

Canadian Bonds, 10 yr.        6/19/98      4             351,179              (1,538)
German Bonds, 10 yr.           6/5/98      5             743,732               6,687
U.S. Treasury Nts., 5 yr.     6/19/98     60           6,533,438             (22,328)
                                                                            --------
                                                                             (17,179)
                                                                            --------
                                                                            $ 40,834
                                                                            ========


                         35 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

          The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

          Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

          Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

          The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 1998 was as follows:

                             Call Options               Put Options
                             ------------------------   -----------------------
                             Number of      Amount of   Number of     Amount of
                             Options        Premiums    Options       Premiums
-------------------------------------------------------------------------------
Options outstanding at
October 31, 1997              216,560,000   $ 25,776    296,705,175   $  51,903
Options written                82,975,740     89,220    143,852,070     118,601
Options closed or expired    (220,495,240)   (49,973)   (50,976,825)    (86,575)
Options exercised                (510,500)   (16,050)  (309,530,000)    (24,016)
                             ------------   --------   ------------   ---------
Options outstanding at
April 30, 1998                 78,530,000   $ 48,973     80,050,420   $  59,913
                             ============   ========   ============   =========


                         36 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
8. Illiquid and Restricted Securities

At April 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at April 30, 1998 was $5,108,319, which represents 9.95% of the Fund's net assets.

================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

          The Fund had no borrowings outstanding during the period ended April 30, 1998.


                         37 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
10. Shareholder Meeting

On April 16, 1998, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                      Withheld/                    Broker
Nominee/Proposal          For            Against       Abstain      Total          Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
The eleven Trustees identified below were elected:
Robert G. Galli           5,718,041.621   93,477.091            0   5,811,518.712    726,488
Leon Levy                 5,718,041.621   93,477.091            0   5,811,518.712    726,488
Benjamin Lipstein         5,718,041.621   93,477.091            0   5,811,518.712    726,488
Bridget A. Macaskill      5,718,041.621   93,477.091            0   5,811,518.712    726,488
Elizabeth B. Moynihan     5,718,041.621   93,477.091            0   5,811,518.712    726,488
Kenneth A. Randall        5,718,041.621   93,477.091            0   5,811,518.712    726,488
Edward V. Regan           5,718,041.621   93,477.091            0   5,811,518.712    726,488
Russell S. Reynolds, Jr.  5,718,041.621   93,477.091            0   5,811,518.712    726,488
Donald W. Spiro           5,718,041.621   93,477.091            0   5,811,518.712    726,488
Pauline Trigere           5,718,041.621   93,477.091            0   5,811,518.712    726,488
Clayton K. Yeutter        5,718,041.621   93,477.091            0   5,811,518.712    726,488

1. Approval to change the Fund's sub-classification under the Investment Company
Act of 1940 from a closed-end management investment company to an open-end management investment company

Proposal No. 1            3,104,822.737  377,437.112  161,629.863   3,643,889.712  3,023,591

2. Approval of changes to certain fundamental investment policies and investment objective

Proposal No. 2            3,074,656.553  363,822.874  200,813.285   3,639,292.712  3,023,591

3. Approval of the Investment Advisory Agreement between the Fund and
OppenheimerFunds, Inc.

Proposal No. 3            3,098,702.939  349,632.922  194,553.851   3,642,889.712  3,023,592

4. Approval of a new Service Plan and Agreement with OppenheimerFunds
Distributor, Inc. with respect to Class A shares

Proposal No. 4            3,119,193.023  334,165.116  189,689.573   3,643,047.712  3,023,593

5. Approval of the Amendment and Restatement of the Fund's Declaration of Trust

Proposal No. 5            3,187,109.390  340,936.514  185,204.808   3,713,250.712  3,023,591

6. Ratification of the selection of KPMG Peat Marwick LLP as independent public accountants and auditors of the Fund for the fiscal year beginning November 1,
1997
Proposal No. 6            5,642,255.184   94,018.902   80,275.626   5,816,549.712    726,488


                         38 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
 Oppenheimer World Bond Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Ashwin K. Vasan, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer World Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer World Bond Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         39 Oppenheimer World Bond Fund

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RS0705.001.0498  June 29, 1998